                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87062%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

ISSUE DATE:  04/30/2001
CERTIFICATE BALANCE AT ISSUE:    $514,938,237.14

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     144                          $56,736,645.54
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                      $54,573.41
Unscheduled Principal Collection/Reversals                            $59,138.10
Liquidations-in-full                                      15       $5,324,835.81
Net principal Distributed                                          $5,438,547.32     ($5,438,547.32)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        129                          $51,298,098.22

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $357,667.92

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $32,895.11

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $5,763,320.13

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-3                                  WEIGHTED AVERAGE PC RATE:    6.87062%
POOL NUMBER:  Group 1 = 1727, 1728, 1731
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 2               $593,047.56
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $5,438,547.32       $324,772.81             $0.00       $324,772.81             $0.00     $5,763,320.13

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $5,402,793.00             $0.00             $0.00             $0.00     $5,402,793.00
Bankruptcy Bond
   Single-Units           $167,430.00             $0.00             $0.00             $0.00       $167,430.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $3,064,647.56             $0.00             $0.00             $0.00     $3,064,647.56

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    1        $317,532.19         1        $379,588.77         1        $301,925.17

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         1        $355,956.10         2        $955,187.53

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 07/25/2003 are as follows:

                Class       Class Principal Balance
                CB1                $6,718,780.29
                CB2                $5,225,720.36
                CB3                $2,737,282.01
                CB4                $1,244,218.22
                CB5                $1,493,062.81
                CB6                  $655,590.06
                              __________________
                Total             $18,074,653.75
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-3                 POOL NUMBER:  Group 1 = 1727, 1728, 1731

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $51,298,098.22**        $2,310,189.76***          $317,532.19***
Number:                         1232                      6                       1
% of Pool:                    100.00%                  4.50%                   0.62%
(Dollars)
% of Pool:                    100.00%                  0.49%                   0.08%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $379,588.77***          $301,925.17***          $355,956.10***
Number:                           1                       1                       1
% of Pool:                    0.74%                    0.59%                   0.69%
(Dollars)
% of Pool:                    0.08%                    0.08%                   0.08%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:          $955,187.53***
Number:                           2
% of Pool:                     1.86%
(Dollars)
% of Pool:                     0.16%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.09961990.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.